-------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
-------------------------------------------------------------------------------


                                                                January 31, 2001


Dear Shareholder:

   The continued trend of economic growth boosted by strong consumer confidence, a tight labor market and inflation concerns caused the Federal Reserve to aggressively tighten during the first five months of the year. As a result, the Fed raised the discount rate to 6.50% during the year in an attempt to achieve its objective of engineering a "soft landing" for the explosive U.S. economy. The third quarter of 2000 saw a sharp decline in market expectations for further Fed tightenings amidst evidence of significant deceleration in growth, peaking inflation pressures and a sharp reversal in the stock market wealth effect globally.

   During the fourth quarter, investor hopes for a "soft landing" quickly turned into fears of a recession as the U.S. economy rapidly deteriorated. The effects of tighter monetary and fiscal conditions, along with higher energy prices, combined to pull down domestic growth rates. As market expectations transitioned from Fed tightening to a significant Fed easing, high quality fixed-income assets, led by the Treasury market, produced strong double-digit returns.

   The Federal Reserve has expressed great concern over the economy's quick downturn. After removing their tightening bias at their December meeting, the FOMC acted with an aggressive 50 basis point intra-meeting reduction of the Fed Funds rate on January 3, 2001 and another 50 basis point cut at their meeting on January 31, 2001. While we think that the Fed's actions could provide a temporary lift to U.S. investor and consumer sentiment, our intermediate outlook for the economy remains cautious. The potential for tax cuts in 2001 adds further uncertainty to the economic forecast. Given that the primary effect of the stimulus from a tax cut would occur in 2002 and beyond, monetary policy stimulus will have a greater effect on the U.S. economy near term. Considering only moderate economic recovery in Europe and anemic growth in Japan, we believe that enough distress exists within the economic system to warrant additional easing by the Fed over the coming months.

   This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                                 /s/ Ralph L. Schlosstein


Laurence D. Fink                                     Ralph L. Schlosstein
Chairman                                             President

                                                                January 31, 2001


Dear Shareholder:

   We are pleased to present the audited annual report for The BlackRock Insured Municipal 2008 Term Trust Inc. ("the Trust") for the fiscal year ended December 31, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

   The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BRM." The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

   The table below summarizes the changes in the Trust's stock price and NAV over the past year:


--------------------------------------------------------------------------------------------------------------------
                                    12/31/00          12/31/99            CHANGE            HIGH             LOW
--------------------------------------------------------------------------------------------------------------------
  STOCK PRICE                         $14.875         $13.75               8.18%         $14.9375        $13.375
--------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)               $16.62          $16.00               3.88%         $16.62          $15.54
--------------------------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

   The rapid expansion of U.S. GDP witnessed throughout much of the period finally slowed dramatically in the third and fourth quarter. After expanding at nearly a 6.0% annualized rate in the first half of the year, growth in the third quarter slowed to 3.0%. Higher oil prices and declines in global equity markets led to declines in consumer spending, residential investment and manufacturing activity. The Federal Reserve raised the discount rate by 0.25% at each of their meetings in November 1999, February 2000, and March 2000 and raised the discount rate by 0.50% in May 2000 to bring the year end discount rate to 6.50%. At their meeting in December 2000, the Federal Reserve left the discount rate unchanged, although it moved towards an easing bias, due to an increasing probability of economic weakness in the foreseeable future.

   Treasury yields were inverted for much of the year. Yields rose on the short-end of the yield curve in response to the Fed's increases in the discount rate, while yields on the long-end declined below the short-end, particularly in reaction to the announcement that the Treasury would buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. In the second half of the period, weakening stock markets and signs of slowing growth all caused the bond market to price in a neutral Federal Reserve. This shift in market sentiment caused significant yield curve disinversion during the third quarter of 2000, as yields on the short-end fell relative to yields on the long-end. In the last two months of 2000, the Treasury market rallied significantly on the short-end of the curve, and in December the yield curve regained its characteristic upward slope. For the annual period, the yield on the 10-year Treasury fell from 6.44% on December 31, 1999 to 5.11% on December 31, 2000.

   During the fourth quarter, the municipal yield curve flattened by 12 bps with 2-year yields declining by 35 bps while 30-year yields declined by 47 bps. Throughout this time frame, municipals continued to outperform taxable spread product while underperforming versus Treasuries. Municipals benefited from retail's continued efforts to diversify out of equities and into fixed income investments as evidenced by the mutual fund industry finally experiencing positive cash flow in the municipal sector during the fourth quarter. Institutional demand for municipal securities has also increased as investors are looking for attractive after tax yields versus Treasuries without the inherent credit risk associated with corporate bonds.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

   The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

   Over the year, trading activity in the Trust remained relatively low, as many of the securities in the Trust's portfolio continued to trade at prices above where they were purchased. As trading activity that results in the Trust realizing a capital gain could require a taxable distribution, as well as reducing the income generating capacity of the Trust, we remain reluctant to realize capital gains at this time. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $15 per share upon termination and will continue to seek investment opportunities in the municipal market.

   Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay monthly income. At the end of the year, the Trust's leverage amount was approximately 37% of total assets.

   The following chart compares the Trust's current and December 31, 1999 asset composition:


                                SECTOR BREAKDOWN
-------------------------------------------------------------------------------
 SECTOR                            DECEMBER 31, 2000   DECEMBER 31, 1999
-------------------------------------------------------------------------------
County, City & State                     25%                 22%
-------------------------------------------------------------------------------
Utility/Power                            22%                 22%
-------------------------------------------------------------------------------
Hospital                                 12%                 15%
-------------------------------------------------------------------------------
Education                                11%                 11%
-------------------------------------------------------------------------------
Transportation                            7%                  6%
-------------------------------------------------------------------------------
Lease Revenue                             5%                  6%
-------------------------------------------------------------------------------
Water & Sewer                             5%                  6%
-------------------------------------------------------------------------------
Tax Revenue                               5%                  5%
-------------------------------------------------------------------------------
Special District                          5%                  3%
-------------------------------------------------------------------------------
Housing                                   2%                  3%
-------------------------------------------------------------------------------
Industrial & Pollution Control            1%                  1%
-------------------------------------------------------------------------------


   We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Insured Municipal 2008 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.


Sincerely,


/s/ Robert S. Kapito                  /s/ Kevin M. Klingert
--------------------                  ---------------------
Robert S. Kapito                      Kevin M. Klingert
Vice Chairman and Portfolio Manager   Managing Director and Portfolio Manager
BlackRock Advisors, Inc.              BlackRock Advisors, Inc.

-------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
-------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                   BRM
-------------------------------------------------------------------------------
Initial Offering Date:                                       September 18, 1992
-------------------------------------------------------------------------------
Closing Stock Price as of 12/31/00:                                $14.875
-------------------------------------------------------------------------------
Net Asset Value as of 12/31/00:                                     $16.62
-------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/00 ($14.875)(1):             5.34%
-------------------------------------------------------------------------------
Current Monthly Distribution per Common Share(2):                 $0.06625
-------------------------------------------------------------------------------
Current Annualized Distribution per Common Share(2):               $0.7950
-------------------------------------------------------------------------------

---------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)  Distribution is not constant and is subject to change.

                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to nonpublic personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

-----------------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
             PRINCIPAL                                                                              OPTION CALL
  RATING*     AMOUNT                                                                                 PROVISIONS+        VALUE
(UNAUDITED)   (000)                        DESCRIPTION                                               (UNAUDITED)       (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                         LONG-TERM INVESTMENTS--157.6%
                         ALABAMA--0.3%
    AAA      $ 1,905     Mobile Impvt. Wt., Zero Coupon, 8/15/08, MBIA ........................     8/02 @ 71.587     $ 1,265,034
                                                                                                                      -----------
                         ARIZONA--0.6%
    AAA        4,000     Chandler, G.O., Zero Coupon, 7/01/08, FGIC ...........................      No Opt. Call       2,858,880
                                                                                                                      -----------
                         CALIFORNIA--0.4%
    AAA        1,890     California Hlth. Fac. Fin. Auth. Rev., Marin Gen. Hosp.,
                           Ser. A, 5.75%, 8/01/09, FSA ........................................       8/03 @ 102        1,990,888
                                                                                                                      -----------
                         COLORADO--12.0%
    AAA        2,000     E-470 Pub. Hwy. Auth. Rev., Ser. B, Zero Coupon, 9/01/11, MBIA .......      No Opt. Call       1,202,580
    AAA       30,205++   Jefferson Cnty. Sch. Dist. No. R-001, G.O., 6.25%, 12/15/02, AMBAC ...           N/A          31,715,854
    AAA        6,965     Regl. Transn. Dist. C.O.P., Transit Vehicles Proj. Ser. A, 5.00%,
                           6/01/08, MBIA ......................................................        6/07 @ 101       7,244,575
    AAA       13,285++   Univ. of Colorado, Hosp. Auth. Rev., Ser. A, 6.25%, 11/15/02, AMBAC ..           N/A          14,050,349
                                                                                                                      -----------
                                                                                                                       54,213,358
                                                                                                                      -----------
                         DISTRICT OF COLUMBIA--8.4%
                         Dist. of Columbia, G.O.,
    AAA        2,800       Ser. B, 5.50%, 6/01/09, FSA ........................................      No Opt. Call       3,000,732
    AAA       17,950++     Ser. B, 6.30%, 6/01/02, MBIA .......................................           N/A          18,815,728
    AAA       10,000       Ser. B-1, 5.50%, 6/01/08, AMBAC ....................................      No Opt. Call      10,676,100
    AAA          115++     Ser. E, 5.875%, 6/01/03, MBIA ......................................           N/A             121,471
    AAA        2,955       Ser. E, 5.875%, 6/01/08, MBIA ......................................       6/03 @ 102        3,105,262
    AAA        2,000     Dist. of Columbia, Hosp. Rev., Children's Hosp.,
                           Ser. A, 6.25%, 7/15/08, FGIC .......................................      7/02 @ 102         2,088,240
                                                                                                                      -----------
                                                                                                                       37,807,533
                                                                                                                      -----------
                         GEORGIA--2.8%
    AAA        7,000++   Atlanta, C.O.P., Pretrial Det. Ctr., 6.25%, 12/01/02, MBIA ...........           N/A           7,409,430
    AAA        5,000     Georgia St., G.O., Ser. E, 5.25%, 2/01/10 ............................      No Opt. Call       5,316,450
                                                                                                                      -----------
                                                                                                                       12,725,880
                                                                                                                      -----------
                         ILLINOIS--15.3%
    AAA       14,205     Chicago O'Hare Intl. Arprt. Rev., Ser. A, 6.25%, 1/01/08, MBIA .......       1/05 @ 102       15,368,958
    AAA        3,105     Chicago Pub. Bldg. Comm. Bldg. Rev., Ser. A, Zero Coupon,
                           1/01/07, MBIA ......................................................           ETM           2,379,672
                         Chicago Sch. Fin. Auth., G.O., Ser. A, FGIC,
    AAA       13,000       6.25%, 6/01/07 .....................................................       6/02 @ 102       13,574,340
    AAA        9,150       6.25%, 6/01/09 .....................................................       6/02 @ 102        9,568,338
    Aaa        5,980     Cook Cnty. High Sch. Dist. No. 201 J, Sterling Morton Twnsp.,
                           Zero Coupon, 12/01/09, FGIC ........................................      No Opt. Call       3,949,371
    AAA        8,985     Du Page Cnty. Fst. Presv. Dist., Zero Coupon, 11/01/08 ...............      No Opt. Call       6,264,073
    AAA       10,300++   Illinois Hlth. Fac. Auth. Rev., Alexian Med. Ctr. Proj.,
                           Ser. A, 6.35%, 1/01/02, MBIA .......................................           N/A          10,723,845
                         Met. Pier & Expo. Auth. Ded. St. Tax Rev. Auth., Ser. A, FGIC,
    AAA        1,570       Zero Coupon, 6/15/08 ...............................................           ETM           1,123,837
    AAA        8,600       Zero Coupon, 6/15/08 ...............................................      No Opt. Call       6,100,668
                                                                                                                      -----------
                                                                                                                       69,053,102
                                                                                                                      -----------
                         INDIANA--2.3%
                         Indiana Hlth. Fac. Fin. Auth. Hosp. Rev. & Impvt.,
                           Ancilla Sys. Inc., MBIA,
    AAA        1,805++     Ser. A, 6.25%, 7/01/02 .............................................           N/A           1,893,770
    AAA        3,860       Ser. A, 6.25%, 7/01/08 .............................................       7/02 @ 102        4,044,662
    AAA        1,385++     Ser. B, 6.25%, 7/01/02 .............................................           N/A           1,453,114
    AAA        2,965       Ser. B, 6.25%, 7/01/08 .............................................       7/02 @ 102        3,106,846
                                                                                                                      -----------
                                                                                                                       10,498,392
                                                                                                                      -----------

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
             PRINCIPAL                                                                              OPTION CALL
  RATING*     AMOUNT                                                                                 PROVISIONS+        VALUE
(UNAUDITED)   (000)                        DESCRIPTION                                               (UNAUDITED)       (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         >
                         IOWA--1.0%
    AAA      $   140     Iowa Fin. Auth., Sngl. Fam. Mtge. Rev., Ser. F, 6.35%,
                           7/01/09, AMBAC .....................................................      1/03 @ 102       $   145,753
    AAA        4,195     Muscatine, Elec. Rev., 5.00%, 1/01/08, FSA ...........................      1/01 @ 100         4,206,284
                                                                                                                      -----------
                                                                                                                        4,352,037
                                                                                                                      -----------
                         KENTUCKY--0.6%
    AAA        3,890     Owensboro, Elec. Lt. & Pwr. Rev., Ser. B, Zero Coupon,
                           1/01/09, AMBAC .....................................................      No Opt. Call       2,689,196
                                                                                                                      -----------
                         LOUISIANA--1.2%
    AAA        5,000++   Louisiana Pub. Fac. Auth. Hosp. Rev., Lafayette Gen. Med.
                           Ctr. Proj., 6.30%, 10/01/02, FSA ...................................          N/A            5,268,950
                                                                                                                      -----------
                         MASSACHUSETTS--4.8%
    AAA        4,465++   Chelsea, Sch. Proj. Loan, 6.00%, 6/15/04, AMBAC ......................          N/A            4,811,172
                         Massachusetts Bay Trans. Auth. Rev., Ser. B, MBIA,
    AAA          200++     6.00%, 3/01/03 .....................................................          N/A              211,468
    AAA        5,800       6.00%, 3/01/10 .....................................................      3/03 @ 102         6,096,728
    AAA       10,000     Massachusetts St. Hsg. Fin. Agcy. Hsg. Proj., Ser. A, 5.95%,
                           10/01/08, AMBAC ....................................................      4/03 @ 102        10,435,900
                                                                                                                      -----------
                                                                                                                       21,555,268
                                                                                                                      -----------
                         MICHIGAN--4.5%
                         Lake Orion, Cmnty. Sch. Dist., AMBAC,
    AAA        3,290++     6.60%, 5/01/05 .....................................................          N/A            3,627,916
    AAA        3,285++     6.70%, 5/01/05 .....................................................          N/A            3,635,279
    AAA        8,920++   Michigan St. Bldg. Auth. Rev., Fac. Proj., Ser. IIA, 6.25%,
                           10/01/02, AMBAC ....................................................          N/A            9,407,835
    AAA        3,400     Wyandotte, Elec. Rev., 6.25%, 10/01/08, MBIA .........................      No Opt. Call       3,724,734
                                                                                                                      -----------
                                                                                                                       20,395,764
                                                                                                                      -----------
                         MISSOURI--1.7%
    AAA        7,350     Kansas City, Sch. Dist. Bldg. Corp. Leasehold Rev.,
                           Cap. Impvts. Proj., Ser. A, 6.50%, 2/01/08, FGIC ...................       2/01 @ 102        7,508,613
                                                                                                                      -----------
                         NEVADA--4.6%
    AAA        6,490++   Clark Cnty. Fld Ctrl., 6.30%, 11/01/01, AMBAC                                   N/A            6,673,408
                         Director St. Dept. Las Vegas Monorail, AMBAC,
    AAA        2,085       Zero Coupon, 1/01/09 ...............................................      No Opt. Call       1,432,395
    AAA        3,585       Zero Coupon, 1/01/10 ...............................................      No Opt. Call       2,337,814
                         Washoe Cnty. Arpt. Auth. Rev., Ser. B, MBIA,
    AAA        3,135       5.70%, 7/01/07 .....................................................      7/03 @ 102         3,289,461
    AAA        2,645       5.75%, 7/01/08 .....................................................      7/03 @ 102         2,776,483
    AAA        4,135++   Washoe Cnty. Sch. Dist., G.O., Ser. A, 6.20%, 10/01/02, AMBAC ........          N/A            4,319,173
                                                                                                                      -----------
                                                                                                                       20,828,734
                                                                                                                      -----------
                         NEW JERSEY--12.9%
    AAA       30,275     New Jersey Econ. Dev. Auth., Mkt. Trans. Fac. Rev.,
                           Ser. A, 5.80%, 7/01/08, MBIA .......................................      7/04 @ 102        32,336,122
                         New Jersey St. G.O., Ser. D, MBIA,
    AAA        8,370++     6.00%, 2/15/03 .....................................................          N/A            8,843,826
    AAA       16,125       6.00%, 2/15/09 .....................................................      2/03 @ 102        16,987,365
                                                                                                                      -----------
                                                                                                                       58,167,313
                                                                                                                      -----------
                         NEW YORK--12.7%
                         New York City G.O., MBIA,
    AAA        5,000       Ser. E, 6.125%, 8/01/06 ............................................      No Opt. Call       5,467,550
    AAA       15,500       Ser. E, 6.20%, 8/01/07 .............................................      No Opt. Call      17,198,025
    AAA        5,000       Ser. G, 5.75%, 2/01/08 .............................................      2/06 @ 101.5       5,390,900
    AAA       15,915     New York St., G.O., Ser. F, 5.25%, 9/15/09, MBIA .....................       9/08 @ 101       16,933,878
                         New York St. Environ. Fac. Corp., P.C.R., Ser. D,
    AAA        5,945       6.50%, 5/15/07 .....................................................      11/04 @ 102        6,526,659
    AAA        2,245       6.50%, 11/15/07 ....................................................      11/04 @ 102        2,464,651
    AAA        3,395     New York St. Thruway Auth. Svc. Contract Rev.,
                           Local Hwy. & Brdg., Ser. A, 5.40%, 1/01/09, MBIA ...................       1/05 @ 102        3,577,583
                                                                                                                      -----------
                                                                                                                       57,559,246
                                                                                                                      -----------

                       See Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                          OPTION CALL
   RATING*     AMOUNT                                                                            PROVISIONS+        VALUE
 (UNAUDITED)    (000)                                        DESCRIPTION                         (UNAUDITED)      (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------

                         NORTH CAROLINA--8.5%
    AAA      $ 1,000++   Cumberland Cnty. C.O.P., Civic Ctr. Proj., Ser. A, 6.375%,
                           12/01/04, AMBAC ....................................................      N/A             $  1,098,030
                         North Carolina Eastn. Mun. Pwr. Agcy. Sys. Rev., Ser. B,
    AAA       13,500       6.125%, 1/01/09, FGIC ..............................................  No Opt. Call          14,942,070
    AAA        5,000       7.00%, 1/01/08, CAPMAC .............................................  No Opt. Call           5,723,900
    AAA       14,675       7.25%, 1/01/07, CAPMAC .............................................  No Opt. Call          16,764,573
                                                                                                                     ------------
                                                                                                                      38,528,573
                                                                                                                     ------------
                         NORTH DAKOTA--1.0%
    AAA        4,450++   Bismark Hosp. Rev., St. Alexius Med. Ctr., 6.90%, 5/01/01, AMBAC .....      N/A                4,579,317
                                                                                                                     ------------
                         OHIO--2.2%
    AAA        2,410++   Cleveland, G.O., 6.40%, 11/15/04, MBIA ...............................      N/A                2,646,373
    AAA        6,095     Hamilton City, Elec. Sys. Rev., Ser. A, 6.125%, 10/15/08, FGIC .......  10/02 @ 102            6,407,003
    AAA        1,000++   Ohio St. Bldg. Auth. Fac. Rev., Juvenile Correctional Proj.,
                           6.50%, 10/01/04, AMBAC .............................................      N/A                1,099,200
                                                                                                                     ------------
                                                                                                                       10,152,576
                                                                                                                     ------------
                         PENNSYLVANIA--12.5%
    AAA        4,000     Allegheny Cnty. Hosp. Dev. Auth. Rev., Magee Women's Hosp.,
                           6.25%, 10/01/08, FGIC ..............................................  10/02 @ 10            24,209,040
                         Dauphin Cnty. Gen. Auth. Hosp. Rev.,
                         HAPSCO-Western Pennsylvania Hosp. Proj., MBIA,
    AAA       10,000       6.25%, 7/01/08 .....................................................  7/02 @ 102            10,478,400
    AAA        5,000       6.25%, 7/01/08 .....................................................      ETM                5,239,200
    AAA        6,600     Erie Cnty. Hosp. Auth. Rev., St. Vincent Hlth. Ctr. Proj.,
                           Ser. A, 6.25%, 7/01/08, MBIA .......................................  7/02 @ 102             6,915,744
    AAA        3,500     Indiana Cnty. Indl. Dev. Auth. P.C.R.,
                         New York St. Elec. & Gas Corp., Ser. A, 6.00%,
                           6/01/06, MBIA ......................................................  No Opt. Call           3,786,895
    AAA        6,500     Pennsylvania Hsg. Fin. Agcy. Rev., Rental Hsg., Ser. C, 6.25%,
                           7/01/07, FNMA ......................................................  7/02 @ 102             6,745,115
    AAA        7,450++   Pennsylvania St., G.O., Ser. A, 6.50%, 11/01/01, FGIC ................      N/A                7,708,515
    AAA       10,930++   Pittsburgh, G.O., Ser. D, 6.00%, 9/01/02, AMBAC ......................      N/A               11,457,919
                                                                                                                     ------------
                                                                                                                       56,540,828
                                                                                                                     ------------
                         TEXAS--26.9%
    AAA       13,000++   Austin Pub. Impvt., G.O., 6.10%, 9/01/02, AMBAC ......................      N/A               13,416,130
                         Austin Util. Sys. Rev.,
    AAA       11,515       Ser. A, Zero Coupon, 11/15/08, MBIA ................................  No Opt. Call           8,050,712
    AAA        5,000       Ser. A, Zero Coupon, 11/15/09, AMBAC ...............................  No Opt. Call           3,326,250
    AAA        5,000       Ser. A, Zero Coupon, 11/15/09, MBIA ................................  No Opt. Call           3,326,250
    AAA        7,000       6.25%, 11/15/08, AMBAC .............................................  11/02 @ 102            7,386,400
    AAA        5,000       6.625%, 11/15/08, AMBAC ............................................  No Opt. Call           5,736,950
                         Baytown, G.O., AMBAC,
    AAA        2,385++     6.40%, 2/01/02 .....................................................      N/A                2,443,290
    AAA        2,840       6.40%, 2/01/08 .....................................................  2/02 @ 100             2,901,287
    AAA        9,930     Circle C Mun. Util. Dist. No. 3 Rev., 6.50%, 11/15/09, FGIC ..........  11/01 @ 100           10,118,571
                         Coppell Indpt. Sch. Dist., MBIA,
    AAA        1,430       6.10%, 8/15/09 .....................................................      ETM                1,607,420
    AAA        2,495       6.10%, 8/15/09 .....................................................   8/02 @ 100            2,560,244
    AAA        4,390     Houston Indpt. Sch. Dist., Zero Coupon, 8/15/09, AMBAC ...............  No Opt. Call           2,954,119
    AAA       16,135     Houston Wtr. & Swr. Sys. Rev., Jr. Lien, Ser. C, 6.25%,
                           12/01/09, MBIA .....................................................  12/02 @ 102           17,026,781
    AAA        6,000     San Antonio Elec. & Gas Rev., Ser. B, Zero Coupon, 2/01/10, FGIC            ETM                3,904,320
                         Texas Mun. Pwr. Agcy. Rev.,
    AAA       15,000       Zero Coupon, 9/01/08, AMBAC ........................................  No Opt. Call          10,585,499
    AAA       16,175       Zero Coupon, 9/01/09, AMBAC ........................................  No Opt. Call          10,862,321
    AAA        7,000       5.00%, 9/01/10, FGIC ...............................................   9/04 @ 100            7,118,790
    AAA        5,900     Texas St. Pub. Fin. Auth. Bldg. Rev., Ser. B, 6.25%, 2/01/09, AMBAC ..  No Opt. Call           6,623,222
    AAA        2,275     Ysleta Indpt. Sch. Dist. Rev., Zero Coupon, 8/15/08, PSFG ............  No Opt. Call           1,608,698
                                                                                                                     ------------
                                                                                                                      121,557,254
                                                                                                                     ------------

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                                            OPTION CALL
   RATING*     AMOUNT                                                                              PROVISIONS+         VALUE
 (UNAUDITED)    (000)                                        DESCRIPTION                           (UNAUDITED)       (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                         UTAH--3.5%
    AAA      $ 3,500     Intermountain Pwr. Agcy. Rev., Ser. B, 6.00%, 7/01/07, MBIA ..........   No Opt. Call       $  3,815,035
    AAA        1,550     Salt Lake Cnty. Mun. Bldg. Auth. Lease Rev., Ser. A, 6.05%,
                           10/01/08, MBIA .....................................................   10/04 @ 101           1,653,711
    AAA       10,300     Utah St., G.O., Ser. F, 5.00%, 7/01/10 ...............................    7/07 @ 100          10,597,567
                                                                                                                     ------------
                                                                                                                       16,066,313
                                                                                                                     ------------
                         WASHINGTON--14.2%
    AAA       12,850     King Cnty., G.O., Ser. D, 5.55%, 12/01/08, MBIA ......................   12/07 @ 102          13,829,170
                         Snohomish Cnty. Sch. Dist., G.O., MBIA,
    AAA        2,235++     6.10%, 12/01/03 ....................................................       N/A               2,393,461
    AAA        1,765       6.10%, 12/01/08 ....................................................   12/03 @ 102           1,876,601
                         Washington St. Hlth. Care Fac. Auth. Rev., MBIA,
    AAA        1,010       Catholic Hlth. Initiatives A, 5.30%, 12/01/08 ......................   No Opt. Call          1,057,854
    AAA        1,000       Catholic Hlth. Initiatives A, 5.40%, 12/01/10 ......................    6/10 @ 101           1,054,460
    AAA        9,000       Virginia Mason Oblig. Group, 6.30%, 2/15/09 ........................    2/03 @ 102           9,486,540
                         Washington St. Pub. Pwr. Supply Sys. Rev.,
    AAA        3,000       Nuclear Proj. No. 2, 5.55%, 7/01/10, FGIC ..........................    7/03 @ 102           3,082,260
    AAA       13,635       Nuclear Proj. No. 2, Ser. A, 6.25%, 7/01/09, MBIA ..................    7/02 @ 102          14,285,253
    AAA        5,550       Nuclear Proj. No. 3, Zero Coupon, 7/01/07, BIGI ....................   No Opt. Call          4,098,120
    AAA        2,000       Nuclear Proj. No. 3, Zero Coupon, 7/01/08, BIGI ....................   No Opt. Call          1,405,520
    AAA       11,000       Ser. A, 5.80%, 7/01/07, FSA ........................................   No Opt. Call         11,834,790
                                                                                                                     ------------
                                                                                                                       64,404,029
                                                                                                                     ------------
                         WEST VIRGINIA--2.7%
    AAA       11,600     West Virginia St. Pkwys. Econ. Dev. & Tourism Auth., 5.70%,
                           5/15/09, FGIC ......................................................    5/03 @ 102          12,101,004
                                                                                                                     ------------
                         TOTAL LONG-TERM INVESTMENTS (COST $663,797,823) ......................                       712,668,082
                                                                                                                     ------------
                         SHORT-TERM INVESTMENTS**--0.2%
                         NEW YORK--0.2%
   A-1+          850     Long Island Pwr. Auth. New York Elec. Sys. Rev., Sub. Ser. 5,
                           Ser. 5, 4.90%, 1/02/01, FRDD .......................................        N/A                850,000
                                                                                                                     ------------

                         TEXAS--0.0%
   A-1+           85     Harris Cnty. Texas Hlth. Fac. Dev. Corp. Rev.,
                           St. Lukes Episcopal Hosp. Ser. A, 4.95%, 1/02/01, FRDD .............        N/A                 85,000
                                                                                                                     ------------
                         WASHINGTON--0.0%
   A-1+           50     Washington St. Hlth. Care Fac. Auth. Rev., Sisters of Providence B,
                           4.90%, 1/02/01, FRDD ...............................................        N/A                 50,000
                                                                                                                     ------------
                         TOTAL SHORT-TERM INVESTMENTS (COST $985,000) .........................                           985,000
                                                                                                                     ------------
                         TOTAL INVESTMENTS--157.8% (COST $664,782,823) ........................                       713,653,082
                         Other assets in excess of liabilities--2.1% ..........................                         9,404,354
                         Liquidation value of preferred stock--(59.9)% ........................                      (271,000,000)
                                                                                                                     ------------
                         NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ...................                      $452,057,436
                                                                                                                     ============

----------
    * Using the higher of Standard & Poor's, Moody's or Fitch's rating.

   ** For purposes of amortized cost valuation, the maturity dates of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

    + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

   ++ This bond is prerefunded. See glossary for definition.

                             KEY TO ABBREVIATIONS:

 AMBAC-- American Municipal Bond Assurance Corporation   FRDD-- Floating Rate Daily Demand**
  BIGI-- Bond Investors Guaranty Insurance Company        FSA-- Financial Security Assurance
CAPMAC-- Capital Markets Assurance Company               G.O.-- General Obligation
C.O.P.-- Certificate of Participation                    MBIA-- Municipal Bond Insurance Association
   ETM-- Escrowed to Maturity                          P.C.R.-- Pollution Control Revenue
  FGIC-- Financial Guaranty Insurance Company            PSFG-- Permanent School Fund Guaranty
  FNMA-- Federal National Mortgage Association

         See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $664,782,823)
   (Note 1) .......................................   $713,653,082
Cash ..............................................        541,887
Interest receivable ...............................     10,763,200
Receivable for investments sold ...................        865,000
Other assets ......................................         31,949
                                                      ------------
                                                       725,855,118
                                                      ------------
LIABILITIES
Dividends payable--common stock ...................      1,802,470
Dividends payable--preferred stock ................        347,616
Offering costs payable--preferred stock ...........        107,873
Advisory fee payable (Note 2) .....................        214,394
Administration fee payable (Note 2) ...............         61,255
Deferred directors fees (Note 1) ..................         13,713
Other accrued expenses ............................        250,361
                                                      ------------
                                                         2,797,682
                                                      ------------
NET INVESTMENT ASSETS .............................   $723,057,436
                                                      ============
Net investment assets were comprised of:
   Common stock:
     Par value (Note 4) ...........................   $    272,071
     Paid-in capital in excess of par .............    377,481,620
   Preferred stock (Note 4) .......................    271,000,000
                                                      ------------
                                                       648,753,691

   Undistributed net investment income ............     25,792,372
   Accumulated net realized loss ..................       (358,886)
   Net unrealized appreciation ....................     48,870,259
                                                      ------------
   Net investment assets, December 31, 2000 .......   $723,057,436
                                                      ============
   Net assets applicable to common
     shareholders .................................   $452,057,436
                                                      ============
Net asset value per common share:
   ($452,057,436 / 27,207,093 shares of
   common stock issued and outstanding) ...........         $16.62
                                                           =======
--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
   Interest and discount earned ...................    $39,970,785
                                                       -----------

Expenses
   Investment advisory ............................      2,449,544
   Administration .................................        699,870
   Auction agent ..................................        687,500
   Reports to shareholders ........................        160,500
   Custodian ......................................        124,000
   Legal ..........................................        111,000
   Directors ......................................         74,000
   Independent accountants ........................         51,000
   Registration ...................................         32,500
   Transfer agent .................................         30,500
   Miscellaneous ..................................        169,136
                                                       -----------
   Total expenses .................................      4,589,550
                                                       -----------
Net investment income .............................     35,381,235
                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Net realized loss on investments ..................        (19,108)
Net change in unrealized appreciation
     on investments ...............................     14,541,901
                                                       -----------
Net gain on investments ...........................     14,522,793
                                                       -----------

NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS ..................    $49,904,028
                                                       ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                      2000                  1999
                                                                                  ------------          -----------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
   Net investment income ....................................................    $  35,381,235         $ 33,039,797
   Net realized loss on investments .........................................          (19,108)             (33,995)
   Net change in unrealized appreciation on investments .....................       14,541,901          (33,645,451)
                                                                                   -----------          -----------

      Net increase (decrease) in net investment assets resulting
        from operations .....................................................       49,904,028             (639,649)
                                                                                   -----------          -----------
DIVIDENDS:
   To common shareholders from net investment income ........................      (21,629,152)         (21,629,233)
   To preferred shareholders from net investment income .....................      (10,564,692)          (6,652,978)
                                                                                   -----------          -----------
     Total dividends ........................................................      (32,193,844)         (28,282,211)
                                                                                   -----------          -----------
CAPITAL STOCK TRANSACTIONS:
   Net proceeds from additional issuance of preferred shares ................       64,032,840                   --
                                                                                   -----------          -----------
    Total increase (decrease) ...............................................       81,743,024          (28,921,860)
                                                                                   -----------          -----------

NET INVESTMENT ASSETS
Beginning of year ...........................................................      641,314,412          670,236,272
                                                                                   -----------          -----------
End of year (including undistributed net investment income of
   $25,792,372 and $22,604,981, respectively) ...............................     $723,057,436         $641,314,412
                                                                                  ============         ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------------
PER COMMON SHARE OPERATING PERFORMANCE:                           2000           1999         1998            1997           1996
                                                                -------         -------      -------        -------       -------
Net asset value, beginning of the year .......................  $ 16.00         $ 17.06      $ 16.80         $ 15.90      $ 16.08
                                                                -------         -------      -------         -------      -------
  Net investment income ......................................     1.30            1.21         1.20            1.18         1.17
  Net realized and unrealized gain (loss) on investments .....      .54           (1.23)         .11             .78         (.27)
                                                                -------         -------      -------         -------      -------
Net increase (decrease) from investment operations ...........     1.84            (.02)        1.31            1.96          .90
                                                                -------         -------      -------         -------      -------
Dividends and distributions:
  Dividends from net investment income to:
    Common shareholders ......................................     (.80)           (.80)        (.80)           (.79)        (.79)
    Preferred shareholders ...................................     (.38)           (.24)        (.25)           (.27)        (.25)
  Distributions from net realized gain on investments to:
    Common shareholders ......................................       --              --           --              --         (.03)
    Preferred shareholders ...................................       --              --           --              --         (.01)
  Distributions in excess of net realized gain on
  investments to:
    Common shareholders ......................................       --              --           **              **          **
    Preferred shareholders ...................................       --              --           **              **          **
                                                                -------         -------      -------         -------      -------
Total dividends and distributions ............................    (1.18)          (1.04)       (1.05)          (1.06)       (1.08)
                                                                -------         -------      -------         -------      -------
Capital charge with respect to issuance of preferred shares ..     (.04)             --           --              --           --
                                                                -------         -------      -------         -------      -------
Net asset value, end of year* ................................  $ 16.62         $ 16.00      $ 17.06         $ 16.80     $  15.90
                                                                =======         =======     ========        ========      =======
Market value, end of year* ...................................  $ 14.88         $ 13.75      $ 16.13         $ 15.25     $  14.50
                                                                =======         =======     ========        ========      =======
TOTAL INVESTMENT RETURN+ .....................................   14.40%         (10.14)%       11.21%          10.97%       13.56%
                                                                =======         =======     ========        ========      =======
RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS++:
Expenses .....................................................    1.05%            .93%         .88%            .92%          95%
Net investment income before preferred stock dividends .......    8.06%            7.30%       7.10%           7.19%        7.32%
Preferred stock dividends ....................................    2.40%            1.47%       1.49%           1.03%        1.64%
Net investment income available to common shareholders .......    5.66%            5.83%       5.61%           5.56%        5.68%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ..... $438,958        $452,317    $458,993        $444,895     $434,692
Portfolio turnover                                                    3%             1%           0%             11%           8%
Net assets of common shareholders, end of year
  (in thousands) ............................................. $452,057        $435,314     $464,236        $457,192     $432,609
Preferred stock outstanding (in thousands) ................... $271,000        $206,000     $206,000        $206,000     $206,000
Asset coverage per share of preferred stock, end of year ..... $ 66,735        $ 77,857     $ 81,361        $ 80,508     $ 77,525

-----------------

* Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

**   Actual  amount paid to common  shareholders  was  $0.005235 , $0.004814 and
     $0.00271 for the years ended December 31, 1998, 1997, and 1996, respectively. Actual amount paid to preferred shareholders was $0.001696, $0.00154 and $0.00084 per common share for the years ended December 31, 1998, 1997 and 1996, respectively.

+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock, relative to the average net assets of common stockholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's common shares.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
NOTE 1. ORGANIZATION &                                The   BlackRock   Insured
ACCOUNTING                                            Municipal  2008 Term Trust
POLICIES                                              Inc. (the   "Trust"),  was
orga nized in Maryland on August 7, 1992 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.


     The following is a summary of significant accounting policies followed by the Trust:

     SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

     FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

     DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

     ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return for the Directors as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect for the Directors as if the Directors had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NEW ACCOUNTING POLICIES: The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will begin amortizing discounts on debt securities effective January 1, 2001. Prior to this date, the Trust amortized premiums and original issue discount on debt securities but did not amortize market discount. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change is anticipated to have an immaterial effect on the financial statements and will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation, based on securities held as of December 31, 2000.

NOTE 2. AGREEMENTS                                  The Trust has an Investment
                                                    Advisory   Agreement   with
BlackRock Advisors, Inc., (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO                                       Purchases  and sales of
SECURITIES                                              investments, other than
short-term investments, for the year ended December 31, 2000, aggregated $81,228,238 and $19,385,536, respectively.

     The federal income tax basis of the Trust's investments at December 31, 2000, was $665,088,606, and accordingly, gross and net unrealized appreciation was $48,564,476.

     For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 2000 of approximately $53,000 of which $34,000 will expire in 2007 and $19,000 will expire in 2008. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

NOTE 4. CAPITAL                                    There are 200 million shares
                                                   of  $.01  par  value  common
stock authorized. The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. Of the 27,207,093 common shares outstanding at December 31, 2000, the Advisor owned 7,093 shares. As of December 31, 2000, there were 10,840 preferred shares outstanding as follows: Series T28--2,060, Series R28--2,060, Series T7--4,660, and Series R7--2,060, which includes 2,600 shares of Series T7 issued on March 10, 2000.

     On March 10, 2000, the Trust reclassified 2,600 shares of common stock and issued an additional 2,600 shares of Series T7 preferred shares. The additional shares issued have identical rights and features of the existing Series T7 preferred shares. Estimated offering costs of $317,160 and underwriting discounts of $650,000 have been charged to paid-in capital in excess of the common shares.

     Dividends on Series T7 and R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are cumulative at a rate which is reset every 28 days based on the results of an auction. Series R28 paid dividends monthly at a rate established at the initial offer- ing through May 17, 1994. Thereafter, rates on Series R28 reset every 28 days based on the results of an auction. Dividend rates ranged from 2.40% to 5.90% during the year ended December 31, 2000.

     The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

     The preferred stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

     The holders of preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of preferred stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS                                        Subsequent to December
                                                         31, 2000, the Board of
Directors of the Trust declared a dividend from undistributed earnings of $0.06625 per common share payable, February 1, 2001 to shareholders of record on January 16, 2001.

     For the period January 1, 2001 to January 31, 2001 dividends declared on preferred shares totalled $920,230 in aggregate for the four outstanding preferred share series.

-------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Insured Municipal 2008 Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Insured Municipal 2008 Term Trust Inc., (the "Trust") as of December 31, 2000, and the related statement of operations for the year then ended, and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Insured Municipal 2008 Term Trust Inc. as of December 31, 2000, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP


New York, New York
February 9, 2001

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

     We are required by the Internal Revenue Code to advise you within 60 days of the Trust's tax year end as to the federally tax-exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all dividends, common and preferred, paid by the Trust during the fiscal year were federal tax-exempt interest dividends.

     For purposes of preparing your annual federal income tax return, you should report the amounts as reflected on the appropriate form 1099-DIV or substitute 1099 DIV.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

--------------------------------------------------------------------------------
               THEBLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE:

The BlackRock Insured Municipal2008 Term Trust's investment objective is to provide current income exempt from regular Federal income tax and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.


WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of December 31, 2000, the Advisor and its affiliates (together, "BlackRock") managed $204 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock managed twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $26 billion family of open-end funds. BlackRock's 301 clients are domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in a diversified portfolio of municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Advisor to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the maturity or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a small portion of its income each year. In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income.

In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATION. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BRM) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects only to do so to a limited extent. An investment in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

-------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
-------------------------------------------------------------------------------

CLOSED-END FUND:        Investment   vehicle   which      initially  offers a  fixed  number  of  shares
                        and  trades   on  a  stock  exchange.    The  fund  invests in a   portfolio  of
                        securities   in   accordance   with  its   stated  investment    objectives  and
                        policies.

DISCOUNT:               When a fund's net asset  value is greater  than its stock price the fund is said to be trading at a discount.

DIVIDEND:               Income  generated by securities in a portfolio and  distributed to  shareholders after the  deduction  of  expenses.  The Trust  declares  and pays  dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:  Shareholders  may  have  all  dividends  and   distributions  of  capital  gains
                        automatically reinvested into additional shares of a fund.

MARKET PRICE:           Price per share of a security trading in the secondary market.  For a closed-end fund,  this is the  price at which  one  share of the fund  trades  on the stock exchange.  If you were to buy or sell  shares,  you  would  pay or  receive  the market price.

NET ASSET VALUE (NAV):  Net asset value is the total  market  value of all  securities  and other assets
                        held  by  the  Trust,  plus  income  accrued  on  its  investments,   minus  any
                        liabilities  including  accrued  expenses,   divided  by  the  total  number  of
                        outstanding  common shares.  It is the underlying value of a single common share on a given  day.  Net  asset  value  for the  Trust  is  calculated  weekly  and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PREMIUM:                When a fund's stock price is greater than its net asset value,  the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:     These  securities are  collateralized  by U.S.  Government  securities which are held in escrow  and are used to pay  principal  and  interest  on the tax exempt issue and retire the bond in full at the date indicated,  typically at a premium to par.


-------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
-------------------------------------------------------------------------------

TAXABLE TRUSTS
------------------------------------------------------------------------------------------
                                                                STOCK     MATURITY
PERPETUAL TRUSTS                                                SYMBOL       DATE
                                                                ------      ------
The BlackRock Income Trust Inc.                                   BKT         N/A
The BlackRock North American Government Income Trust Inc.         BNA         N/A
The BlackRock High Yield Trust                                    BHY         N/A

TERM TRUSTS
The BlackRock 2001 Term Trust Inc.                                BTM        06/01
The BlackRock Strategic Term Trust Inc.                           BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT        12/04
The BlackRock Advantage Term Trust Inc.                           BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT        12/09



TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------------
                                                                STOCK      MATURITY
PERPETUAL TRUSTS                                                SYMBOL       DATE
                                                                ------      ------
The BlackRock Investment Quality Municipal Trust Inc.             BKN         N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA         N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA         N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ         N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY         N/A
The BlackRock Pennsylvania Strategic Municipal Trust              BPS         N/A
The BlackRock Strategic Municipal Trust                           BSD         N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                    BMN        12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM        12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC        12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF        12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN        12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT        12/10





      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT (800)
             227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

[LOGO]

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Princeton Adminstrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

  This report is for shareholder information.This is not a prospectus intended for use in the purchase or sale of any securities.

                              THE BLACKROCK INSURED
                         MUNICIPAL 2008 TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217

                                                                    09247K-10-9
                                                                    09247K-30-7
                                                                    09247K-20-8
                                                                    09247K-40-6
[RECYCLE LOGO] Printed on recycled paper                            09247K-50-5




THE [BLACKROCK LOGO]
INSURED MUNICIPAL
2008 TERM
--------------------
ANNUAL REPORT
DECEMBER 31, 2000